Exhibit 99.1

 Investor PresentationFebruary 2018  Sandler O’Neill East Coast Financial Services Conference Presentation

 Cautionary Statement  Information provided herein by CTBI contains “forward-looking” information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI’s 2017 Annual Report on Form 10-K, Cautionary Statement Regarding Forward Looking Statements for additional information.  2

 Total Assets $4.2 billionMarket Capitalization $821.7 millionCash Dividend Yield 3.11%P/E Ratio 14.1xPrice to Book Value 1.5xPrice to Tangible Book Value 1.7xTangible Common Equity Ratio 11.80%Competitive Position2nd largest Kentucky domiciled bank holding company #2 in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions 7th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions  Financial data as of September 30, 2018  3  Key Metrics

 4  1903 Pikeville National bank formed1987-2005 Acquired 14 banks and purchased 17 branch locations1997 Changed name to Community Trust Bancorp, Inc.2010 Acquired LaFollette First National CorporationPresently Two operational subsidiaries~ Community Trust Bank, Inc. and Community Trust and Investment Company  Corporate History

 Serving customers in 79 branch locations in 35 counties throughout Kentucky, Tennessee, and West Virginia, including 5 trust offices in Kentucky and Tennessee  5  Our Banking Franchise

 Financial data as of September 30, 2018  6  Our Banking Franchise  Central Region Eastern Region Northeastern RegionLoans - $676 million Loans - $952 million Loans - $363 millionDeposits - $824 million Deposits - $1.4 billion Deposits - $514 million• Danville • Floyd/Knott/Johnson • Advantage Valley• Lexington • Hazard • Ashland• Mt. Sterling • Pikeville • Flemingsburg• Richmond • Tug Valley • Summersville• Versailles • Whitesburg• Winchester South Central Region Indirect LendingLoans - $654 million Loans - $530 million Deposits - $747 million• Campbellsville CTIC• LaFollette Assets Under Management - $2.2 billion (including $0.6 billion CTB)• Middlesboro Revenues - $15.1 million annualized• Mt. Vernon • Ashland• Williamsburg • LaFollette • Lexington • Pikeville • Versailles

 Assets in billionsRevenue in millions  7  Includes CTB portfolio  Trust Assets Under Management &Trust Revenue  Sept ’18 Revenue annualized

 8   Banking Yrs. w/Name Position Experience CTBIJean R. Hale Chairman, President and CEO 49 years 49Mark A. Gooch CTB President and CEO 37 years 37Andy Waters CTIC President and CEO 31 years 14Kevin J. Stumbo EVP/Chief Financial Officer 31 years 23Steven E. Jameson EVP/Risk Manager 33 years 14James J. Gartner EVP/Chief Credit Officer 50 years (17 at OCC) 16James B. Draughn EVP/Operations 25 years 25Larry W. Jones EVP/C KY President 50 years 16Richard W. Newsom EVP/E KY President 35 years 35Ricky Sparkman EVP/SC KY/TN President 33 years 24D. Andrew Jones EVP/NE KY/WV President 31 years 31C. Wayne Hancock EVP/Senior Staff Attorney 10 years 10   Executive Management Team

 9  Traditional community banking business modelExecutive management and board of director commitment to corporate governanceDecentralized decision making and centralized operations and risk managementStrong loan portfolio risk management processSpecialized product offeringsMaintain a strong tangible equity positionOrganic growth expectations combined with de novo branching and acquisitionConsistent long-term performance  Operational Philosophy

 10   YTD 2018 2017 2016 2015 2014 EPS $2.46 $2.92 $2.70 $2.66 $2.50ROAA 1.39% 1.27% 1.21% 1.23% 1.18%ROAE 10.72% 9.93% 9.58% 9.97% 9.94%Net Int. Margin 3.65% 3.67% 3.70% 3.81% 3.92%Efficiency Ratio 60.88% 58.66% 58.54% 58.20% 59.12%Nonperforming Loans 0.66% 0.91% 0.93% 1.00% 1.42%Net Charge-offs 0.20% 0.24% 0.28% 0.25% 0.31%% of Average Assets:Noninterest Income 1.28% 1.18% 1.22% 1.24% 1.23%Noninterest Expense 2.86% 2.70% 2.73% 2.78% 2.88%  All information is for the year ended December 31 except YTD 2018 which is for the nine months ended September 30.  Consistent Financial Performance

 11  Earnings Review

 EPS increased 18.3% from 3rd quarter 2017 to 3rd quarter 20182018 EPS goal - $3.32 to $3.40 per share  12  Earnings Per Share

 (in millions)  Net income increased 19.0% from 3rd quarter 2017 to 3rd quarter 2018Income tax rate change positively impacted earnings as our effective income tax rate for the nine months ended September 30, 2018 was 16% compared to 28% for the nine months ended September 30, 20172018 goal for net income - $58.8 to $60.2 million  13  Net Income

 (in millions)  Revenues increased 5.2% from 3rd quarter 2017 to 3rd quarter 20182018 goal for revenues - $188.9 to $194.6 million  14  Revenues  Sept ‘18 annualized

 YTD noninterest income increased 10.0% year over year for the nine months ended September 30Increases in trust revenue, deposit service charges, loan related fees, and bank owned life insurance2018 goal for noninterest revenue – 25.0% to 27.0% of total revenue  Noninterest Incomeas a % of Total Revenue  (in millions)  15  Sept ‘18 annualized

 YTD net interest revenue increased by 3.5% year over year for the nine months ended September 30Net interest margin decreased 3 basis pointsAverage earning assets increased $130.1 million, or 3.4%  (in millions)  Net Interest Revenue  16  Sept ‘18 annualized

 Net Interest Margin  Pressure on the margin1-year cumulative gap position at 9/30/18 – (8.25)%  % of assets repricingWithin 30 days 30.68%% of liabilities repricing Within 30 days 44.65%Within 90 days 53.54%Within 180 days 59.33%  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 6/30/2018 for bank holding companies with consolidated assets of $3 billion to $10 billion.  17

 Net Noninterest Expenseas a % of Average Earning Assets  Noninterest Expense & Efficiency Ratio  (in millions)  (in millions)    Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 6/30/2018 for bank holding companies with consolidated assets of $3 billion to $10 billion.  18  Sept ’18 annualized

 Return on Average Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 6/30/2018 for bank holding companies with consolidated assets of $3 billion to $10 billion.  19

 20  Balance Sheet Review

 Total assets at 9/30/18 increased $37.6 million, or an annualized 1.2%, from 12/31/2017Loans increased $54.9 million or an annualized 2.4%Investment portfolio decreased $16.6 million or an annualized 3.8%Deposits grew $17.0 million or an annualized 0.6%2018 goal for total assets - $4.15 to $4.32 billion  (in billions)  Total Assets  21

 (in billions)  Total Loans  Loans increased $54.9 million, or an annualized 2.4%, from 12/31/172018 goal for total loans - $3.15 to $3.35 billion  September 30, 2018  Loan PortfolioMix  22

 Concentrations of Creditas a % of Total Loans  September 30, 2018  * As a percentage of funded exposure  23

 24    Indirect Lending  (in millions)  Sept ’18 annualized

 Net Charge-offsas a % of Average Loans  NonperformingLoansas a % of Total Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 6/30/2018 for bank holding companies with consolidated assets of $3 billion to $10 billion.       September 30, 2018  25

 Nonperforming Assetsas a % of Total Assets  Loan Loss Reserveas a % of Net Loans  $29.7 million in other real estate owned  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 6/30/2018 for bank holding companies with consolidated assets of $3 billion to $10 billion.  26

 Total Other Real Estate Owned  Sales of foreclosed properties for the nine months ended 9/30/18 totaled $4.0 millionNew bookings in the first nine months of 2018 totaled $3.7 millionProperties under contract to sell at September 30, 2018 totaled $2.8 million  (in millions)  27

 (in billions)  Total Depositsincluding Repurchase Agreements  2018 goal for total deposits including repurchase agreements - $3.47 to $3.61 billion  Total Depositsincluding Repurchase Agreements  September 30, 2018  28

 29  Our Hoops CD product has been offered for over 20 years100 basis point increase in rate in 1996, 1998, and 2012 with the University of Kentucky’s NCAA Basketball Championships$202 million in Hoops CDs as of 9/30/18  12 Month Certificate of Deposit: April 10th through maturity, rate paid is adjusted by 1 basis point for each University of Kentucky win; bonus 100 basis points added to rate for National Championship win.

 30  Shareholder Value

 Dividends Per Share  2017 cash dividends increased 3.2%Dividend payout ratio at September 30, 2018 was 41.46%Desired level between 40% and 50%September 30, 2018 cash dividend yield was 3.11%Cash dividend increased 9.1% to $0.36 per share effective October 1, 2018  31  * 2018 is projected DPS

 Shareholders’ Equity  (in millions)  Shareholders’ equity has increased 28.7% during the past five years5.8% compound growth rate for the past five years2018 goal for shareholders’ equity - $552.6 to $575.2 million  5.8%  32

 Book ValuePer Share  Tangible Common Equity/Assets  33

 Peer data obtained from SNL Financial; peer group consists of publicly traded regional bank holding companies with comparative asset size, as defined in our Proxy Statement.  (in millions)  Price to Tangible Book Value 2013 2014 2015 2016 2017 9/30/18 CTBI 2.06x 1.67x 1.50x 2.01x 1.79x 1.70x Peer 1.72x 1.72x 1.71x 1.83x 2.17x 2.21x    34  Total Market Capitalization  All data is as of year-end except 2018 which is as of September 30, 2018.

 5 Year Cumulative Total ReturnComparison of CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks  An investment in CTBI stock on December 31, 2012 would have underperformed the NASDAQ Stock Market (U.S.) and the NASDAQ Bank Stocks Index at December 31, 2017.      35

 Comparison to Russell 2000 Indexof Small Cap Companies  Return to Investors  3-, 5-, and 10-year total returns annualized  September 30, 2018    36

 Core Value Long-Term Investment  12 stock splits and 10 stock dividends38 years of consecutive increases in cash dividends5-year compound growth rate of cash dividends 2.7%Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock IndexRecognized as one of “America’s 50 Most Trustworthy Financial Companies” for four consecutive years and ranked 1st and 2nd in the “Small Cap” category in the years 2014 and 2015, respectively, and tied for 1st in the years 2016 and 2017CTBI shareholders include183 institutional investors (including CTIC – 9.8%) hold 10.8 million shares (57.9%)255 mutual funds hold 5.2 million shares (29.2%)  Data as of September 30, 2018  37

 38  Key Strategic Initiatives

 Operational Priorities  Build core earnings capacityQuality loan growthLow cost deposit growthMaintain net interest margin Operational efficiencyExpense controlNoninterest revenue growthCompliance managementIncrease noninterest incomeWealth managementBrokerageLife insuranceContinuing focus on improving asset quality Liquidation of other real estate ownedComplete requirements of consent order with Federal Reserve  39

 CTBI’s Franchise Value  History of solid investor returnsHistorically strong capital positionInvestor focused dividend policyDividend Achievers IndexConsistent financial performanceCommunity banking strategyEconomic diversity in the markets we serveStrong experienced management team and over 1,000 dedicated employeesOur shareholders  40